UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

Baker Hughes Company

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2022, the Board of Directors (the “Board”) of Baker Hughes Company (the "Company") adopted the fourth amended and restated bylaws of the Company (the “Fourth Amended and Restated Bylaws”), effective May 17, 2022, to implement proxy access and a majority voting standard in uncontested director elections.

Section 1.12 has been added to the Fourth Amended and Restated Bylaws to permit a stockholder, or a group of up to 20 stockholders, owning continuously for at least three years 3% or more of the shares of capital stock of the Company, to nominate and include in the Company’s proxy materials for an annual meeting directors constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Fourth Amended and Restated Bylaws.

Section 2.2 of the Fourth Amended and Restated Bylaws has been amended to provide that an uncontested election of directors will be decided by a majority of votes cast with respect to a nominee’s election. In the event of a contested election of directors, directors shall continue to be elected by the highest number of votes, or a plurality of votes, cast.

The Fourth Amended and Restated Bylaws also include conforming changes.

The foregoing description of the amendments made in the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified by reference to the Fourth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders of the Company was held on May 17, 2022 (the "Annual Meeting") to (i) elect nine members to the Board to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, and (iii) ratify KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2022. Each director nominated was elected, the advisory vote to approve the Company's executive compensation program and the ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2022 were each approved.

As of March 21, 2022, the record date, there were 967,293,247 shares of Class A common stock ("Class A Common Stock") issued and outstanding and entitled to vote at the Annual Meeting and 58,737,430 shares of Class B common stock (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. There were 956,477,433 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the plurality of votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting and entitled to vote is needed to elect each director. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.

The number of votes for, withheld and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Withheld Votes	Broker Non-Votes
W. Geoffrey Beattie	856,142,198	13,399,224	86,936,010
Gregory D. Brenneman	797,975,552	71,565,870	86,936,010
Cynthia B. Carroll	860,757,966	8,783,456	86,936,010
Nelda J. Connors	863,285,202	6,256,220	86,936,010
Michael R. Dumais	868,349,120	1,192,302	86,936,010
Gregory L. Ebel	614,052,718	255,488,704	86,936,010
Lynn L. Elsenhans	853,836,974	15,704,448	86,936,010
John G. Rice	867,485,621	2,055,801	86,936,010
Lorenzo Simonelli	825,113,955	44,427,467	86,936,010

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
817,669,088	51,323,899	547,915	86,936,530

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2022 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
954,709,105	789,728	978,599	-

Item 8.01. Other Events

On May 17, 2022, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board and W. Geoffrey Beattie as Independent Lead Director. The Board also made the following committee appointments:

Audit Committee	Human Capital and Compensation Committee	Governance & Corporate Responsibility Committee	Conflicts Committee (subcommittee of Governance & Corporate Responsibility Committee)
Gregory L. Ebel*	Gregory D. Brenneman*	Lynn L. Elsenhans *	Lynn L. Elsenhans *
Nelda J. Connors	Cynthia B. Carroll	Gregory D. Brenneman	Gregory D. Brenneman
Lynn L. Elsenhans	Nelda J. Connors	Michael R. Dumais
Cynthia B. Carroll	W. Geoffrey Beattie	W. Geoffrey Beattie
Michael R. Dumais		Gregory L. Ebel
* Chair

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Baker Hughes Company dated May 17, 2022
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

* Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Dated: May 17, 2022	By:	/s/ Lee Whitley
Lee Whitley Vice President & Corporate Secretary